UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment Number One

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022 (July 26, 2022)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong SAR
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

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EXPLANATORY NOTE

This Current Report on Form 8-K/A, Amendment Number One, (“Amendment”) is filed by Value Exchange International, Inc. (“Company”) and updates the Current Report on Form 8-K, dated June 29, 2022, filed by the Company with the Commission on June 30, 2022 (“June 29th Form 8-K”). The Amendment reports the execution and closing of a Loan Agreement, Security Agreement and Revolving Credit Promissory Note by the Company and American Pacific Bancorp, Inc. (“APB”) for a $1 million secured revolving credit line (“Credit Line”). The June 29th Form 8-K reported the signing of a binding term sheet, dated June 27, 2022, by the Company and APB for the Credit Line (“Term Sheet”).

Item 1.01 Entry into a Material Definitive Agreement

Revolving Credit Line. Value Exchange International, Inc., a Nevada corporation, (“Company”) and American Pacific Bancorp, Inc., a Texas corporation located in Houston, Texas, (“APB”) signed a Loan Agreement, Security Agreement and Revolving Credit Promissory Note (“Note”), each dated July 26, 2022 but fully executed and closed as of July 27, 2022, whereby APB will provide a $1 million secured revolving credit line to the Company (“Credit Line”). Loan Agreement, Security Agreement and Note may be referred to collectively as “Credit Line Documents”. The Credit Line Documents provide for a fixed 8% annual interest on sums advanced, two year maturity date for unpaid sums loaned and unpaid interest accrued thereon, and calendar quarterly payments of accrued interest on any sums advanced under Credit Line (interest payments commencing on September 30, 2022). Principal of the Credit Line may be used for Company’s working capital needs (including any expansion of Company’s operations) as well as payment of origination fee for Credit Line, costs of closing the Credit Line and costs of preparation of Credit Line Documents, including legal fees. The Credit Line is secured by a first, senior lien on all of the Company’s assets and accounts receivable.

No Pre-Payment Penalty. There is no penalty for pre-payment of sums owed under the Credit Line Documents. In the event of a default under the Credit Line Documents, the default interest rate is the lesser of the highest interest rate allowed under laws of State of Texas or fixed rate of 18% annual interest.

Demand Right for Unpaid Principal and Interest Accrued Thereon. The amounts due under the Credit Line Documents may be called immediately by APB upon events of default (subject to any cure period) or unilaterally by APB without an event of default or conditions.

Negative Covenants. For the two-year term of the Credit Line Documents, and except for: (1) the increase in number of shares of authorized capital stock and shares of common stock approved by Company shareholders at July 18, 2022 Annual Meeting of Shareholders; (2) execution of leases or similar agreements to open and operate new facilities, or to continue to operate facilities, used to conduct Company’s business, whether located in existing markets or new markets for the Company’s business; (3) and transactions in the normal course of business by the Company that are required to meet obligations to its customers or perform Company’s obligations under usual and customary service and product agreements or obligations; APB must approve in advance: the Company purchasing, acquiring or redeeming its equity securities (except for acquisitions and redemption under the Company’s 2022 Equity Incentive Plan”); any reorganization or recapitalization involving the Company, including reclassification of Company’s equity securities; any material change in Company’s capital structure or general business objects or purpose; or change of Company’s name; or the sale, lease, transfer, relocation or disposal of all, substantially all, or any material part of Company’s operating assets necessary to conduct of its business in the normal course of business, excluding inventory and products for sale or license or lease to customers, and (whether in a single transaction or in a series of transactions); or purchase or acquisition of another business or operation.

Governing Law. The Loan Agreement, Security Agreement and Note are each governed by laws of State of Texas and any dispute concerning the Credit Line Documents is to be resolved in federal or state courts in or for Harris County, Texas.

The above summary of the Loan Agreement, Security Agreement and Note is qualified in its entirety by reference to the Loan Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, the Security Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2, and the Note, which is attached to this Current Report on Form 8-K as Exhibit 10.3.

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Affiliation of APB. APB is affiliated with Chan Heng Fai, a director and principal shareholder of the Company, by virtue of Mr. Chan’s equity ownership of parent company of APB and his service as the Executive Chairman of the parent company of APB. Company Directors Chan Heng Fai and Lum Kan Fai recused themselves from discussion and approval of the Credit Line Documents and Term Sheet thereto.

Forward Looking Statements. The summary of the Credit Line Documents may contain “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Specifically, the permitted use of sums loaned under the Credit Line Documents for funding possible expansion of Company business operations is a not a representation or guarantee by the Company of any future expansion of Company operations or an indication of or representation as to future business or financial performance or activities of the Company. As previously disclosed by the Company, any expansion of Company’s operations within existing markets or new geographical markets would require third party funding or a significant increase in operational net income. Whether the Company will attempt to expand its operations in an existing markets or new geographical markets will depend on a number of factors above and beyond availability of funding. Global and regional economic conditions, business and financial demands and requirements of existing customer accounts, unexpected operational costs or liabilities, impact of inflation on expansion costs, regulatory and legal barriers to expansion, availability of necessary skilled workers, changes in competition in existing and prospective markets for Company products and services and other risk factors unknown or not foreseen by the Company will impact on any decision to attempt any expansion of operations. Actual results of operations and business development activities may vary significantly from any results implied by forward looking statements. There are many factors affecting a decision to expand operations and those factors are subject to change or may be unforeseen or unforeseeable by the Company. Those factors include meeting the demands of existing business operations in established markets and the response of competition to any effort to expand operations.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Loan Agreement by Value Exchange International, Inc. and American Pacific Bank, dated July 26, 2022.
10.2	Security Agreement by Value Exchange International, Inc. and American Pacific Bank, dated July 26, 2022.
10.3	Revolving Credit Promissory Note signed by Value Exchange International, Inc. and evidencing debt obligation to American Pacific Bank, dated July 26, 2022, under Credit Line
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee Kenneth
Name:	Tan Seng Wee (Kenneth Tan)
Title:	Chief Executive Officer and President
Date:	July 28, 2022

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Loan Agreement by Value Exchange International, Inc. and American Pacific Bank, dated July 26, 2022.
10.2	Security Agreement by Value Exchange International, Inc. and American Pacific Bank, dated July 26, 2022.
10.3	Revolving Credit Promissory Note signed by Value Exchange International, Inc. and evidencing debt obligation to American Pacific Bank, dated July 26, 2022, under Credit Line
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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